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                                                                       EXECUTION

                                  EXHIBIT 99.3
                                  ------------


                  $35,000,000 NON-REVOLVING LINE OF CREDIT NOTE
                  ---------------------------------------------

                         ($80 MILLION CREDIT AGREEMENT)

$35,000,000.00                                               October 9, 2007
                                                            Las Vegas, Nevada

     FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), CHAPMAN MEDICAL CENTER, INC., a California corporation ("CHAPMAN"), and COASTAL COMMUNITIES HOSPITAL, INC., a California corporation ("COASTAL") (IHHI, WMC-SA, WMC-A, Chapman and Coastal are hereinafter together referred to as the "BORROWERS"), hereby jointly and severally promise to pay to the order of MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation ("LENDER"), the principal amount of THIRTY FIVE MILLION AND NO/100 DOLLARS ($35,000,000.00) ("$35,000,000 NON-REVOLVING LINE OF CREDIT LOAN") or such lesser amount as may be loaned by Lender from time to time and be outstanding, together with interest on the unpaid balance of such amount from the date of the initial advance until paid. This "$35,000,000 NON-REVOLVING LINE OF CREDIT NOTE" is the $35,000,000 Non-Revolving Line of Credit Note issued under the Credit Agreement ($80,000,000 Facility) by and among Borrowers, the Credit Parties named therein, and Lender of even date herewith (said agreement, as the same may be amended, restated or supplemented from time to time, being herein called the "CREDIT AGREEMENT") to which a reference is made for a statement of all of the terms and conditions of the $35,000,000 Non-Revolving Line of Credit Loan evidenced hereby, which such terms and conditions are hereby incorporated by reference. Initially capitalized terms not defined in this $35,000,000 Non-Revolving Line of Credit Note shall have the respective meanings assigned to them in the Credit Agreement. This $35,000,000 Non-Revolving Line of Credit Note is secured by, among other things, the Collateral Documents referenced in the Credit Agreement, the other Loan Documents referenced therein, and is entitled to the benefit of the rights, remedies and security provided thereby.

     Interest on the outstanding principal balance under this $35,000,000 Non-Revolving Line of Credit Note is payable at the Interest Rate provided in the Credit Agreement, or, under the circumstances provided for in the Credit Agreement, at the Default Rate, in immediately available United States Dollars at the times and in the manner specified in the Credit Agreement. Each Borrower acknowledges that (a) Lender is authorized under the Credit Agreement to charge the $35,000,000 Non-Revolving Line of Credit Loan with the amount of any unpaid Obligations of Borrowers to Lender, (b) the principal amount of the $35,000,000 Non-Revolving Line of Credit Note will be increased by such amounts, and (c) the principal, as so increased, will bear interest as provided for herein and in the Credit Agreement. Payments received by Lender shall be applied against principal and interest as provided for in the Credit Agreement.

     To the fullest extent permitted by applicable law, Borrowers waive, except to the extent specifically required by the Credit Agreement or other Loan
Documents: (i) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment,


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maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this $35,000,000 Non-Revolving Line of Credit Note; (ii) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevin, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (iii) the benefit of all valuation, appraisal and exemption laws.

     Borrowers each acknowledge that this $35,000,000 Non-Revolving Line of Credit Note is executed as part of a commercial transaction and that the proceeds of this $35,000,000 Non-Revolving Line of Credit Note will not be used for any personal or consumer purpose.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this $35,000,000 Non-Revolving Line of Credit Note shall become, or may be declared to be, immediately due and payable, to the extent provided for in the Credit Agreement.

     This $35,000,000 Non-Revolving Line of Credit Note shall not be deemed to have been delivered until it is received by Lender in Las Vegas, Nevada.

     EACH BORROWER ACKNOWLEDGES THAT IT HAS WAIVED ITS RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS $35,000,000 NON-REVOLVING LINE OF CREDIT NOTE. THIS $35,000,000 NON-REVOLVING LINE OF CREDIT NOTE IS GOVERNED BY THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.


                                    BORROWERS:


                                    INTEGRATED HEALTHCARE HOLDINGS, INC.,
                                    a Nevada corporation,


                                    By: /s/ Larry B. Anderson
                                        -----------------------------------
                                        Larry B. Anderson, President


                                    WMC-SA, INC., a California corporation,


                                    By: /s/ Larry B. Anderson
                                        -----------------------------------
                                        Larry B. Anderson, President


                       [SIGNATURES CONTINUED ON NEXT PAGE]


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                                   BORROWERS (continued):


                                   WMC-A, INC., a California corporation,


                                   By: /s/ Larry B. Anderson
                                       -----------------------------------
                                       Larry B. Anderson, President


                                   CHAPMAN MEDICAL CENTER, INC.,
                                   a California corporation,


                                   By: /s/ Larry B. Anderson
                                       -----------------------------------
                                       Larry B. Anderson, President


                                   COASTAL COMMUNITIES HOSPITAL, INC.,
                                   a California corporation,


                                   By: /s/ Larry B. Anderson
                                       -----------------------------------
                                       Larry B. Anderson, President



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